UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2015
BBVA Compass Bancshares, Inc.
(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	000-55106 (Commission File Number)	20-8948381 (IRS Employer Identification No.)

2200 Post Oak Blvd. Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

(205) 297-3000 (Registrant's telephone number, including area code) Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 11, 2015, BBVA Compass Bancshares, Inc. (the "Company") issued a press release announcing that the Bord of Governors of the Federal Reserve System (the "Federal Reserve") notified the Company that it did not object to the Company's 2015 capital plan submitted as part of the Federal Reserve's Comprehensive Capital Analysis and Review ("CCAR"), including the capital actions which were set forth in the Company's capital plan.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Other Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release of the Company dated March 11, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBVA Compass Bancshares, Inc.
By:	/s/ Angel Reglero
Name:	Angel Reglero
Title:	Senior Executive Vice President and Chief Financial Officer
Date: March 11, 2015